[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Tool Purchase and Informatics License Agreement

This agreement (“Agreement”) is made by and between First Solar Inc. a Delaware corporation doing business at 28101 Cedar Park Blvd., Perrysburg, Ohio 43551(“Customer”), and Intermolecular, Inc., a Delaware corporation doing business at 3011 North First St., San Jose, CA 95134 (“IMI”). Customer and IMI are individually as Party or collectively as Parties.

Background

1.
IMI has developed proprietary Equipment (as more fully defined in Section 2.10 below) and Informatics Software (as more fully defined in Section 2.19 below) to enable research, design, experimentation, development and commercialization in the area of and with the use of HPC Technology (as more fully defined in Section 2.17 below).

2.	IMI is in the business of selling and leasing Equipment and licensing HPC Technology.

3.	Customer is engaged in the research, design, development and commercialization of materials, manufacturing processes, and technologies in the Field as more fully defined in Section 2.11 below.

4.	Customer desires to purchase Equipment and associated licenses to HPC Technology and Informatics Software from IMI.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows.

1.	EXHIBITS
The following exhibits are hereby incorporated into the Agreement:

1.1	Quote

1.2	Tool and software description

1.3	Acceptance Criteria

1.4	IMI Maintenance and Support Services

2.	DEFINITIONS

2.1	Acceptance Criteria
Acceptance Criteria shall have the meaning set forth in Exhibit 1.3.

2.2	Affiliate
Affiliates means a corporation, company or other entity now or hereafter, directly or indirectly, owned or controlled by, or owning or controlling, or under common control with Customer or IMI respectively, but such corporation, company or other entity shall be deemed to be a Affiliate only so long as such ownership or control exists.
For purposes of this definition "control" of a corporation, company or other entity shall mean -
2.2.1.    to have more than fifty percent (50%) of the voting rights or of the outstanding shares or securities representing the right to vote for either the election of the board of directors or a similar managing authority, or a supervisory board, or

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2.2.2.    if there do not exist outstanding shares or securities as may be the case in a partnership, joint venture or unincorporated association, to have more than fifty percent (50%) of the ownership interest representing the right to make decisions for such entity.

2.3	Background Technology
Background Technology of a Party means Intellectual Property Rights and Know-How
2.3.1    that is owned, acquired, or licensed by the Party at any time during the term of this Agreement; and
2.3.2    that is not created within the scope of this Agreement.

2.4	CDP Agreement
CDP Agreement means a collaborative development program agreement signed by the Parties with an Effective Date of December 1, 2012.

2.5	Completion Date
Completion Date means March 20, 2013.

2.6	Customer Acceptance
Customer Acceptance means the procedure described in Section 4.2.

2.7	Customer Site
Customer Site means Customer’s facilities located at Santa Clara, CA, or a replacement location subsequently agreed to by the Parties in writing.

2.8	Confidential Information
Confidential Information means any non-public information disclosed by one Party to the other in connection with this Agreement and as further defined in Section 8.

2.9	Effective Date
Effective Date means the latter of the dates next to the signatures of the Parties below.

2.10	Equipment
Equipment means the equipment described in Exhibit 1.2. Equipment does not include software described in Exhibit 1.2.

2.11	Field
Field means the field of [***]including, but not limited to, their [***]. For the avoidance of doubt, Field does not include [***].

2.12	HPC Derivatives
Any and all improvements, derivatives and modifications of HPC Technology developed by either Party or both Parties as a direct result of using the Workflow pursuant to the Agreement. HPC Derivatives shall not include any rights whatsoever in the Background Technology of Customer.

2.13	HPC-Enabled Informatics Software
HPC-Enabled Informatics Software means Informatics Software that enables Equipment to use HPC Technology. Use of HPC-Enabled Informatics Software at Customer Site requires an HPC Site License, in addition to a license to use the Informatics Software.

2.14	Non-HPC-Enabled Informatics Software
Non-HPC-Enabled Informatics Software means Informatics Software and other software that in combination operates Equipment without enabling it to use HPC Technology.

2.15	HPC Mode
HPC Mode means the mode of using the Equipment which requires use of HPC-Enabled Informatics Software and an HPC Site License.

2.16	HPC Site License

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HPC Site License means the license as set forth in Section 6.1.

2.17	HPC Technology
HPC Technology means Intellectual Property Rights and Know-How related to techniques, methodologies, processes, test vehicles, synthetic procedures, technology, systems, or combination thereof used for the simultaneous parallel or rapid serial

1.	design,

2.	synthesis,

3.	processing,

4.	process sequencing,

5.	process integration,

6.	device integration,

7.	analysis, or

8.	characterization,
of two (2) more compounds, compositions, mixtures, processes, or synthesis conditions, or the structures derived from such as a result of using either alone or in combination the Equipment and Informatics Software.

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2.19	Informatics Software
Informatics Software means software in the form of machine readable, object code, and related documentation, together with any Informatics Updates, if any, that may be provided by IMI to Customer. Informatics Software may consist of either HPC-Enabled Informatics Software or Non-HPC-Enabled Informatics Software.

2.20	Informatics Improvements
Informatics Improvements means improvements, additions, or modifications to the Informatics Software developed and released by IMI to add features, support additional Equipment or support new uses or applications of the Equipment. IMI will periodically offer Informatics Improvements for license to Customer.

2.21	Informatics Updates
Informatics Updates means error corrections, bug fixes or workarounds to the Informatics Software that are developed and released by IMI solely to ensure that the Informatics Software performs in accordance with the Specifications, along with any improvements to the Informatics Software that may be developed and release by IMI from time to time and which it makes available to customers at no charge. IMI shall make Informatics Updates available to Customer at no charge. Informatics Updates do not include Informatics Improvements.

2.22	Intellectual Property Rights
Intellectual Property Rights means Statutory Rights in and to any and all of the following -
2.22.1.    U.S. and foreign patents and patent applications claiming any inventions or discoveries made, developed, conceived, or reduced to practice, including all divisions, substitutions, continuations, continuation-in-part applications, and reissues, re-examinations and extensions thereof,
2.22.2.    U.S. and foreign copyrights,
2.22.3.    U.S. and foreign trademarks, service marks, trade names, trade dress, domain names and similar rights,
2.22.4.    U.S. and foreign mask work rights, and
2.22.5.    Any other moral, intellectual or other proprietary rights of any kind now known or hereafter recognized in any jurisdiction in the world.

2.23	Know-how

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2.23.1.    Know-how means any know-how, technology, trade secrets, information (including inventions eligible for statutory protection), software (including source code), circuitry, circuit designs, design descriptions, specifications, formulas, processes, process conditions, materials, material stacks, structures, architectures, specifications for the procurement of parts and drawings, whether in tangible or intangible form and all other experience, drafts, ideas, concepts and business information.
2.23.2.    Know-How does not include Intellectual Property Rights, however Know-How shall include without limitation copyrights or intellectual property rights (other than Intellectual Property Rights) that are not Statutory Rights.

2.24	License Fees
License Fees shall have the meaning as defined in Section 7.1.

2.25	Material
Material means a compound or material (or composition of compounds and materials) identified, synthesized, or discovered in whole or in part through use of the Equipment or Informatics Software and any derivative thereof whether or not the derivative is identified, synthesized, modified or discovered in whole or in part through use of the Workflow, but does not include materials or compounds developed independent of the use of the Workflow and methods of using the same.

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2.27	THIS SECTION INTENTIONALLY LEFT BLANK

2.28	Quote
Quote means the IMI sales quotation document issued to Customer as set forth in Exhibit 1.1.

2.29	Specifications
Specifications means the specifications listed in Exhibit 1.2 for:
2.29.1.    Equipment,
2.29.2.    Informatics Software.

2.30	Statutory Rights
Statutory Rights means rights that come into force by the process of the following steps -
2.30.1.    Application to or registration with a governmental entity; and
2.30.2.    Approval of such application or registration by such entity.

2.31	Support
Support means the maintenance and support services as described in Exhibit 1.4.

2.32	Term
Term shall have the meaning defined in Section 12.1.

2.33	Third Party
Third Party means a party other than IMI or Customer or their Affiliates.

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2.35	Use
Use shall have the meaning described in Section 11.1.

2.36	Workflow
Workflow means one or more of the following items provided such items are described in the Quote:
2.36.1.    Equipment;
2.36.2.    HPC Site License;
2.36.3.    Informatics Software;

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3.	PURCHASE

3.1	Purchase of Software means license
Any software provided to Customer under this Agreement is licensed, not sold, to Customer and any reference to the “sale” or “purchase” of software shall be deemed to mean “license.”

3.2	Purchase
Subject to the terms and conditions set forth in this Agreement including but not limited to the licenses set forth in Section 6 and the payments set forth in Sections 7.1.1 (“HPC Site License Fees”), 7.1.2 (“Informatics Software License Fees”) and 7.2 (“Equipment Purchase Fees”), Customer hereby agrees to purchase the Workflow from IMI and IMI hereby agrees to sell the Workflow to Customer.

3.3	Quote
The Quote is hereby incorporated by reference into this Agreement. IMI will invoice Customer in accordance with the terms of the Quote and the Agreement. The Quote together with this Agreement shall constitute the complete agreement regarding the purchase of the Workflow.
3.3.1.    Notwithstanding the foregoing, nothing contained in any invoice shall in any way modify the terms and conditions of this Agreement, or add any additional terms or conditions.
3.3.2.    The Quote shall be subject to the terms and conditions of this Agreement. In the event of a conflict between the terms of the Quote and the terms of this Agreement, the terms of this Agreement shall control.

4.	ACCEPTANCE AND SUPPORT SERVICES

4.1	Workflow Assembly
IMI shall use commercially reasonable efforts to complete the assembly and configuration of the Workflow and make it available for Customer’s use at IMI’s facility in San Jose, CA no later than Completion Date.

4.2	Customer Acceptance
4.2.3.    Upon completion of assembly and configuration of the Workflow, IMI will provide Customer with a written notice that the Workflow is available for acceptance testing.
4.2.4.    IMI shall demonstrate to Customer that the Workflow satisfies the acceptance criteria set forth in Exhibit 1.3 (“Acceptance Criteria”) and allow Customer to conduct tests to ensure compliance with the Acceptance Criteria.
4.2.5.    This demonstration and testing shall take place at [***] and shall commence no later than [***] business days following the written notice from IMI to Customer.
4.2.6.    Upon completion of said demonstration and testing, Customer will either (i) confirm in writing that acceptance of the Workflow has occurred, and Customer shall make the payment associated therewith as set forth in the Quote (“Customer Acceptance”), [***].

4.3	Delivery
4.3.1.    The Parties agree that during the term of the CDP Agreement, the Workflow will be located at IMI’s facility in San Jose, CA.
4.3.2.    At any time starting from the termination of the CDP Agreement until [***] thereafter, Customer may request shipment of the Workflow to the Customer Site. The date of such request shall hereinafter be referred to as Request Date. If Customer does not make the request prior to the end of the [***] period, the Request Date shall be deemed to be the last date of the [***] period.

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4.3.3.    Upon such request, Customer and IMI shall mutually agree upon a date (“Target Delivery Date”), when the Workflow will be available for shipment to the Customer Site. The Target Delivery Date shall be at least [***] from the Request Date.
4.3.4.    Delivery shall be deemed to have occurred at the IMI shipping dock when notice is provided by IMI to Customer.
4.3.5.    Customer shall bear all expenses of insurance, packaging and transportation. Customer is solely responsible for and shall prepare the Customer Site for installation of the Workflow and shall ensure that all necessary infrastructure is available prior to the Target Delivery Date (unless otherwise agreed to by the Parties in writing).
4.3.6.    IMI will assist Customer with the process of unpacking and installing the Workflow at the Customer Site.

4.4	Support
Subject to the terms and conditions set forth in this Agreement including but not limited to the licenses set forth in Section 6 and the payments set forth in Sections 7.1.1 (“HPC Site License Fees”), 7.1.2 (“Informatics Software License Fees”), 7.2 (“Equipment Purchase Fees”) and 7.3 (“Warranty and Support Fees”), IMI agrees to provide Support to the Customer. Any support or services other than the Support, including services not covered by a warranty or pursuant to pre-paid maintenance, will be provided at IMI’s then-current rates (plus reasonable travel expenses and other out-of-pocket expenses, if any) pursuant to a statement of work signed by the Parties.

5.	OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS AND KNOW-HOW

5.1	HPC Technology
5.1.1.     IMI shall own all right, title, and interest in and to the HPC Technology and HPC Derivatives.
5.1.2.    Customer hereby assigns, and agrees to assign to IMI , all of Customer’s right, title and interest in and to any HPC Technology and HPC Derivatives that are developed during the term of this Agreement.

5.2	Materials
5.2.7.    Except as specified under the CDP Agreement (in such case, the CDP Agreement will control any ownership and/or licensing of such Materials), all Materials developed under this Agreement are owned by FSLR.

6.	LICENSES

6.1	HPC Site License
Subject to the terms and conditions of this Agreement including the payments in Sections 7.1.1 (“HPC Site License Fees”), 7.1.2 (“Informatics Software License Fees”) and 7.2 (“Equipment Purchase Fees”), IMI hereby grants to Customer a non-exclusive, non-transferable, license, under IMI’s rights in HPC Technology (without the right to sublicense) to use the Equipment solely for the purpose of developing and commercializing Materials in the Field.

6.2	License Grant for Informatics Software
6.2.1.    Subject to the terms and conditions of this Agreement including the payments in Sections 7.1.1 (“HPC Site License Fees”), 7.1.2 (“Informatics Software License Fees”) and 7.2 (“Equipment Purchase Fees”), IMI hereby grants to Customer a non-exclusive, non-transferable, license, under IMI’s rights in Informatics Software (without the right to sublicense) to use the HPC-Enabled Informatics Software with the Equipment. The aforementioned license (hereinafter “HPC-Enabled Informatics Software License”) shall only be for the sole purpose of developing and commercializing Materials in the Field.
6.2.2.    Customer shall have no right to use HPC Technology under this Agreement unless it purchases HPC-Enabled Informatics Software and purchases an HPC Site License for any Site where it will use HPC Technology.

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6.2.3.    Further, Customer’s license to use HPC Technology shall only be for operation of the Equipment for which it has purchased HPC-Enabled Informatics Software, and only for the license term for such software and the HPC Site License, and solely on the Site.

6.3	Term of License
The term of the HPC Site License and the Informatics Software license granted by IMI to Customer shall be for a period of [***] starting on the Effective Date.

6.4	Limited scope of license for use of Third Parties
The scope of the HPC Site License and the Informatics Software license granted by IMI to Customer hereunder does not include the right to use the Workflow on behalf of or for the benefit of Third Parties, except where the intended purpose of such activities is
6.4.1.    the qualification or sale by Customer or one or more of its partners of a resulting Material, or

6.5	Intentionally Left Blank

6.6	No Transfer to or use by Third Party of Equipment in HPC Mode
Customer agrees not to sell, lease, or otherwise dispose of (“Transfer”) the Equipment sold hereunder, or allow access to any Third Party to use the Equipment in HPC Mode (“Access”) without explicit written approval by IMI, which IMI may grant in its sole discretion and subject to IMI entering into a license agreement, if necessary under the circumstances, with such Third Party. Customer can Transfer the Equipment for non-HPC Mode use and agrees to inform any such Third Party purchaser that the Equipment cannot be used to perform HPC Technology without appropriate licenses from IMI.

6.7	Software is licensed and not owned
Customer shall not be an owner of any copies of the Informatics Software or any documentation delivered to Customer, but Customer is licensed pursuant to this Agreement to use any of the Informatics Software and documentation specified in Quote.

6.8	Informatics Software is owned by IMI
Customer acknowledges that the features and the graphical user interface of the Informatics Software (“User Interface”), including, without limitation, icons, menus and screen designs, screen layouts, and command and screen sequence, are the Confidential Information of IMI or its licensors, and are subject to the terms and conditions of this Agreement with regards to Confidentiality . Customer agrees that it will not create software programs incorporating the Confidential Information of the User Interface. Nevertheless, if Customer creates one or more data loaders for metrology and/or testing equipment that it wishes to integrate into the Workflow, IMI will work with Customer on a time and materials basis (subject to the mutual prior written agreement of the Parties) to facilitate the use of said data loader(s) with the User Interface. Customer further acknowledges that IMI or its licensors have asserted copyright ownership over the User Interface.

6.9	Customer agrees that it will not itself, and will not through any parent, subsidiary, Affiliate, agent, or other Third Party, directly or indirectly, do any of the following:
6.9.1.    reproduce, distribute, copy, sell, create derivative works of, lease, license, or sublicense the Informatics Software or any component of either, or any documentation delivered to it pursuant to this Agreement;
6.9.2.    use the Informatics Software in connection with any equipment other than the Equipment;
6.9.3.    attempt, or permit any Third Party, to reverse engineer, disassemble, decrypt, decompile, or otherwise attempt to derive source code from the Informatics Software;
6.9.4.     use any Informatics Software in connection with any time-sharing or other multi-user network or service bureau.

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6.11
Subject to payment by Customer of the amounts set forth in the applicable Quote and during any period in which Customer makes the payments as set forth in Section 7.3, IMI will provide to Customer the Support in accordance with Exhibit 1.4. IMI will provide Informatics Updates and improvements (provided such improvements are generally made available to all other licensees) [***].

6.12
Legend. All copies of the Informatics Software shall include IM’s copyright, trademarks, patent numbers, and other proprietary notices in the manner in which such notices were placed by IMI on such Informatics Software. Further, IMI may label the Equipment with a permanent non-erasable identification label including but not limited to IMI’s name, IMI’s model number, a sequential serial number in IMI’s standard format, date of manufacture, location manufactured, and specification version to which the Equipment was manufactured. Customer shall not remove, obscure, or alter IM’s copyright notices, trademarks, patent numbers, or other proprietary rights notices affixed to or contained within the Informatics Software or the Equipment.

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7.	PAYMENTS

7.1	License Fees
7.1.1.    HPC Site License Fees – Customer shall pay IMI the fees for the HPC Site License in accordance with the Quote.
7.1.2.    Informatics Software License Fees– Customer shall pay IMI the fees for the Informatics Software License in accordance with the Quote.
7.1.3.    Payment Terms - Customer shall pay to IMI the fees due under this Section 7.1 within [***] of receiving IMI’s invoice.
7.1.4.    [***]. By way of example and not limitation, if the term of the CDP Agreement is [***], Customer shall not pay any License Fees during the first year. Customer shall pay License Fees for the second year in the amount that is [***] of the annual amount in the Quote.

7.1.5.    HPC Site License Fees discounted – In the event the quarterly payments due to IMI under Section 7.4 of the CDP Agreement (“Royalty payments for use of Project B Technology”) exceed [***], the sum of the HPC Site License Fees and Informatics Software License Fees owed by Customer in Section and Section 7.1.2 respectively for the following quarter shall be discounted by [***] of the amount received by IMI that is in excess of [***]. The discount shall be calculated on quarter-by-quarter basis with no setoffs or adjustments for past or future quarters. By way of example and not limitation, if the payments under Section 7.4 of the CDP Agreement for a given quarter are [***], the HPC Site License Fees shall be decreased by [***] for the following quarter.
In no event shall the quarterly discount on the HPC Site License Fees exceed [***] Dollars [***].

7.2	Equipment Purchase Fees
7.2.1.    Customer shall pay IMI the fees for the purchase of the Equipment in accordance with the Quote.
7.2.2.    Payment Terms – IMI will invoice Customer upon Customer Acceptance as more fully described in Section 4.2. Customer shall pay to IMI the fees due under this Section 7.2 within [***] of receiving IMI’s invoice.

7.3	Warranty and Support Fees
7.3.1.    Customer shall pay IMI the fees for the Warranty in Sections 9.3 and 9.4 and the Support in accordance with the Quote.

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7.3.2.    Payment Terms - Customer shall pay to IMI the fees due under this Section 7.3 within [***] of receiving IMI’s invoice.
7.3.3.    Warranty and Support Fees waived during the CDP - IMI agrees to waive the fees due under this Section 7.3 during the term of the CDP Agreement. Upon the termination of the CDP Agreement, the annual fees owed by Customer as mentioned in the Quote will be pro-rated accordingly.

7.4	Payment Method
7.4.1.    All payments hereunder shall be made in U.S. dollars by Customer or one of its U.S. Affiliates.
7.4.2.    All payments due to IMI under this Agreement shall be made by bank wire transfer as follows:

Domestic Wire Instructions:
Route all wires via FEDWIRE to the following ABA number
To: [***]
Routing and Transit #: [***]
For Credit of: Intermolecular, Inc.
Credit Account Number: [***]
By Order of: [name of sender]

7.5	Late payments
All payments not paid when due shall bear simple interest at a rate of [***] percent ([***]%) per month or the highest rate allowed by law, whichever is less.

7.6	Taxes
Prices and payments due to IMI are exclusive of all present and future taxes, duties, levies and other charges by any name (including any interest, penalties or additions thereto) imposed by any foreign, federal, state, local or other taxing authorities (including, without limitation, export, sales, use, excise and value-added taxes) on or with respect to the transactions or payments under this Agreement (excluding taxes imposed on IMI's net income by IMI's jurisdiction of organization or by reason of IMI's connection to such jurisdiction other than solely as a result of this Agreement).

7.7	Records; Inspection
7.7.1.    Customer shall keep complete, true and accurate books of account and records on its own behalf for the purpose of determining the amounts payable under this Agreement. Such books and records shall be kept at Customer for at least three (3) years following the end of the calendar quarter to which they pertain.
7.7.2.    Such records will be open for inspection during such three (3) year period by an independent auditor reasonably acceptable to Customer, solely for the purpose of verifying amounts payable to IMI hereunder. Such inspections may be made no more than once each calendar year, at reasonable times and on reasonable notice.
7.7.3.    Inspections conducted under this Section 7.7 shall be at the expense of IMI, unless a variation or error producing an increase exceeding five percent (5%) of the amounts payable for any period covered by the inspection is established and confirmed in the course of any such inspection, whereupon all reasonable costs relating to the inspection for such period and any unpaid amounts that are discovered will be paid promptly by Customer. Each Party agrees to hold in confidence pursuant to Section 8 all information concerning payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for that Party to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law.

8.	CONFIDENTIAL INFORMATION

8.1
The Parties acknowledge that they may receive information from the other Party which may be considered confidential and proprietary. The receiving Party agrees to avoid any un-authorized disclosure, dissemination, or use of such information that, if disclosed in writing, is identified and marked as

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confidential (or with words of similar meaning) at the time of its disclosure (or that, if disclosed verbally, is designated as confidential at the time of disclosure and is summarized and identified as confidential in a writing delivered to the receiving Party within thirty (30) days after the disclosure) or that are observed during a visit of the manufacturing facilities of one of the Parties and such information would appear to a reasonable person as confidential information ("Confidential Information"). Both parties agree that this Agreement is the Confidential Information of both Parties.

8.2	The receiving Party will use the Confidential Information solely for the purpose of performing its rights and obligations under the Agreement.

8.3
The receiving Party will not disclose Confidential Information to a Third Party without the prior written consent of the disclosing Party. The receiving Party will protect such information from un-authorized disclosure, use or dissemination with at least the same degree of care as the receiving Party exercises to protect its own information of similar type and importance, but in no event less than reasonable care.

8.4	The obligations of confidentiality and protection required by this Section will survive the expiration, termination, or cancellation of this Agreement for a period of five years thereafter.

8.5
The obligation of confidentiality will not apply, or will cease to apply, to any information that: (a) was known to the receiving Party prior to its receipt of Confidential Information under this Agreement; (b) is or becomes publicly available without breach of this Agreement by the receiving Party; (c) is received from a Third Party without an obligation of confidentiality to the disclosing Party; or (d) is developed independently by employees of the receiving Party not having access to such information.

8.6
Notwithstanding anything to the contrary in this Section 8, each Party shall be permitted to lawfully disclose Confidential Information of the other Party to any governmental agency to the extent such disclosure is required by law (including but not limited to the SEC, USPTO, and pursuant to a subpoena); provided, however that before making such disclosure, the Party about to make such disclosure shall seek the highest level of protection available and give the other Party an adequate opportunity to interpose an objection or take action to assure confidential handling of such information.

9.	WARRANTY; LIMITATION OF LIABILITY

9.1	By IMI
IMI represents and warrants that:
9.1.1.    It has the right and authority to enter into this Agreement, and to fully perform its obligations hereunder; and
9.1.2.    This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms.

9.2	By Customer
Customer represents and warrants that:
9.2.1.    It has the right and authority to enter into this Agreement, and to fully perform its obligations hereunder; and
9.2.2.    This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms.

9.3	Limited Warranty on Equipment
IMI warrants to Customer that for a period of one (1) year (“Warranty Period”) from Customer Acceptance that the Equipment is free from defects in materials and workmanship and shall conform in all material respects to its Specifications. The warranty set forth in the prior sentence shall apply only to the IMI supplied components of the Equipment and specifically excludes consumables and any components provided by Customer. IMI does not otherwise warrant the Equipment and does not warrant that operation of the Equipment will be uninterrupted or error free. If, during the Warranty Period, the Equipment does not meet the warranty specified above, IMI shall, at its option, repair or replace at no cost to Customer any defective

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or nonconforming Equipment component. The foregoing represents Customer’s sole remedy for breach of the warranty for the Equipment.

9.4	Limited Warranty on Informatics Software
IMI warrants to the Customer that for a period of one (1) year (“Warranty Period”) from Customer Acceptance, the Informatics Software will conform in all material aspects with its specifications in Exhibit 1.2. IMI will use commercially reasonable efforts to correct any nonconformities reported to IMI in writing or in electronic form during the Warranty Period. The foregoing represents Customer’s sole remedy for breach of the warranty for the Informatics Software.

9.5	Exclusions
The warranties and remedies set forth in Sections 9.3 and 9.4 will be void as to
9.5.1.    any Workflow that has been damaged, modified, or altered (other than by IMI or approved by IMI)
9.5.2.    any Workflow that has been subjected to physical, electrical or other environmental abuse or misuse, including improper storage or conditions not in accordance with IMI’s specifications,
9.5.3.    damage or non-conformities, in whole or in part, arising from use of the Workflow with any other hardware, software, firmware, devices, or other products not provided by IMI or chemicals not recommended or approved for use by IMI on the Equipment.

9.6	Disclaimer
Customer and IMI specifically disclaim any representation, warranty or guarantee that the use of the Workflow, will be successful, in whole or in part. It is understood that the failure of the Parties to successfully develop or commercialize technology shall not constitute a breach of any representation or warranty or other obligation under this Agreement.
EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, COMPANY AND IMI MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED WITH RESPECT TO ANY INFORMATION DISCLOSED HEREUNDER, ANY ACTIVITIES CONDUCTED HEREUNDER OR ANY DELIVERABLES PROVIDED HEREUNDER, AND HEREBY EXPRESSLY DISCLAIM ANY WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR VALIDITY OF ANY TECHNOLOGY, PATENTED OR UNPATENTED, OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

10.	LIMITATION OF LIABILITY

10.1
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT FOR ANY BREACH OF ANY CONFIDENTIALITY OBLIGATION UNDER THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY, ITS AFFILIATES OR TO ANYTHIRD PARTY CLAIMING THROUGH OR UNDER THE OTHER PARTY HERETO, FOR ANY LOST PROFITS, LOST REVENUE, LOSS OF DATA, EQUIPMENT DOWNTIME OR FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY (INCLUDING CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL OR EQUITABLE THEORY) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.2
EXCEPT FOR IMI’S OBLIGATIONS IN SECTION 11 OR A BREACH OF A CONFIDENTIALITY OBLIGATION, IN NO EVENT SHALL EITHER PARTY’S CUMULATIVE LIABILITY TO THE OTHER UNDER THIS AGREEMENT EXCEED THE AMOUNTS RECEIVED BY SUCH PARTY FROM THE OTHER PARTY IN THE PAST TWELVE (12) MONTHS PRECEDING THE CLAIM.

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10.3	IN THE EVENT OF CUSTOMER’S BREACH OF LICENSES GRANTED BY IMI UNDER THIS AGREEMENT, CUSTOMER’S CUMULATIVE LIABILITY TO IMI FOR SUCH BREACH SHALL NOT EXCEED TWO MILLION DOLLARS (U.S. $2,000,000).

10.4
IN ADDITION, COMPANY ACKNOWLEDGES AND AGREES THAT AS BETWEEN THE PARTIES, COMPANY SHALL NOT BE LIABLE FOR ANY PRODUCT LIABILITY CLAIMS RESULTING FROM THE MANUFACTURE, SALE OR USE OF ANY PRODUCTS DEVELOEPD AS A RESULT OF MATERIALSTHAT COMPANY USES, MAKES OR SELLS.

10.5
The Parties acknowledge and agree that the foregoing limitations of liability are an essential element of this agreement and that in their absence the terms of this agreement would be substantially different.

11.	INDEMNIFICATION

11.1	Promise
Subject to the other provisions of this Section 11, IMI agrees to defend and hold Customer harmless from and against all claims, losses, damages, judgments, awards, settlements, and costs (including reasonable attorneys’ fees), arising out of, or resulting from any litigation or proceeding brought by a Third Party alleging that Customer’s use of the Workflow in the Field pursuant to and in accordance with the terms of this Agreement (“Use”) constitutes infringement by the Customer of such Third Party’s Intellectual Property or Know-How.

11.2	Conditions
IMI’s obligation in Section 11.1 is conditioned upon the following:
11.2.1.    Customer notifies IMI promptly in writing of the claim that may reasonable result in such litigation or proceeding (provided, however, that the failure to promptly provide notice to IMI will not affect IMI’s duties or obligations under this Section 11.2.1 except to the extent IMI is prejudiced thereby).
11.2.2.    Customer assists and cooperates reasonably with IMI, at IMI’s expense, in defending or settling such claim.
11.2.3.    IMI shall have sole control of the defense and all related potential settlement negotiations, provided that IMI shall not enter into any settlement which would materially adversely affect the rights granted to Customer under this Agreement without Customer’s express prior written consent. Customer shall be entitled to be represented by Customer’s own counsel at Customer’s expense.

11.3	Obligation
In the event the Workflow or Use thereof is held, or IMI, in good faith and in its sole discretion, believes may be held, to infringe or misappropriate any Intellectual Property Rights or Know-How of a Third Party, IMI shall, at its sole expense do one of the following:
11.3.1.    obtain a license to continue to use the Workflow without additional charge to Customer; or
11.3.2.    modify the Workflow or Use thereof, so they are non-infringing and meet the functionality, form, and fit of the non-modified WorkFlow or Use (“Non-Infringing Modification”).

IMI’s indemnification obligations shall cease if Customer fails or refuses to implement any Non-Infringing Modification or if the Use is other than a licensed Use, but solely to the extent that such failure, refusal, or Use is attributable to such indemnification obligation.

11.4	Exclusions
Notwithstanding anything to the contrary in this Agreement, IMI provides no indemnification and shall have no liability for
11.4.1.    THIS SECTION INTENTIONALLY LEFT BLANK

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11.4.2.    Any claim of infringement based on or arising from the use, sale, offer for sale, import, or manufacture of Materials or other related technology sold or licensed by Customer that is derived from the Workflow.

11.5	Limitation of liability
IN NO EVENT SHALL IMI’S CUMULATIVE LIABILITY TO CUSTOMER UNDER THIS SECTION 11 EXCEED TWO MILLION DOLLARS (U.S. $2,000,000).

11.6	Sole and Exclusive Remedy
The foregoing indemnity and the limitation of liability states the sole obligation and exclusive liability of IMI, and Customer’s sole recourse and exclusive remedy for any Third Party claim under this Agreement.

12.	TERM AND TERMINATION

12.1	Term
This Agreement shall be effective as of the Effective Date. The term of this Agreement shall commence on the Effective Date, and, unless terminated earlier as provided in this Section 12.2, shall continue in full force and effect until the termination of all HPC Site Licenses and HPC-Enabled Informatics Software Licenses granted under this Agreement (the "Term").  Notwithstanding the foregoing, on or after two (2) years from the Effective Date, Customer shall have the right to terminate the HPC Site Licenses and HPC-Enabled Informatics Software Licenses by giving IMI written notice. Termination will be effective ninety (90) days from such notice.

12.2	Termination for Breach
Either Party may terminate this Agreement if the other Party has materially breached or defaulted in the performance of any of its material obligations, and such default has continued for ninety (90) calendar days after written notice was provided to the breaching Party by the non-breaching Party.
Termination will be effective at the end of the ninety (90) day period unless the breach has been cured before the expiration of the ninety (90) day period.

12.3	Effect of Termination
12.3.1.    Accrued Rights and Obligations
Termination of this Agreement for any reason shall not release either Party from any liability or obligation that, at the time of termination, has already accrued to the other Party or that is attributable to a period prior to termination, nor shall it preclude either Party from pursuing any rights and remedies it may have at law or in equity with respect to any breach of this Agreement.
12.3.2.    Termination of Licenses
All licenses granted under the Agreement (including the HPC Site Licenses and HPC-Enabled Informatics Software Licenses) shall terminate upon termination of the Agreement. For the avoidance of doubt, upon termination, Customer shall have no right to use the HPC Technology.

12.3.3.    Fees/Payments
In the event the Agreement is terminated, IMI agrees to refund to FSLR a portion of the License Fees previously paid by FSLR. The refund will be computed in a pro-rated manner and will correspond to the remaining unused portion of the term of the HPC Site Licenses and HPC-Enabled Informatics Software License that were in effect prior to such termination. For the avoidance of doubt, no refunds shall be due to FSLR if the Agreement is terminated during the period when the License Fees have been waived pursuant to Section 7.1.4.

12.4	Survival
Sections 1, 2, 4, 6.6, 6.8, 6.9, 7, 8, 9, 10, 11, 12 and13 shall survive the expiration or termination of this Agreement for any reason.

13.	MISCELLANEOUS

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13.1	Amendment
No change or modification in the terms hereof, in a manner not expressly provided in this Agreement shall be binding unless reduced to writing and duly executed by the Parties in the same manner as the execution of this Agreement. Any attempt to so change or modify the terms of this Agreement shall be considered void and of no effect.

13.2	No Implied License
Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be created by implication, estoppel or otherwise. Each Party reserves all rights not expressly granted to the other Party under this Agreement.

13.3	Assignment
13.3.1.    Neither Party shall assign or transfer this Agreement either voluntarily or by operation of law, in whole or in part, without the prior written consent of the other Party.
13.3.2.    Any attempt to assign without such consent shall be void and of no effect.
13.3.3.    Notwithstanding the foregoing, either Party may assign this Agreement without such consent, to an Affiliate and the terms of the Agreement shall continue in effect without modification after such assignment.

13.4	Drafting
In interpreting and applying the terms and provisions of this Agreement, the Parties acknowledge that its lawyers reviewed and participated in the drafting and agree that no presumption shall exist or be implied against the Party that drafted such terms and provisions.

13.5	Governing Law
This Agreement shall be governed by and construed in accordance with the laws of the State of California in the United States, without regard to its conflicts of law principles.

13.6	Venue
All disputes between the Parties in connection to this Agreement shall be addressed in accordance with Section 13.7. If no solution can be found to settle the dispute, then the dispute will be submitted to a court of competent jurisdiction in the location of the Party accused of breach or failure of an obligation hereunder.

13.7	Dispute Resolution
All disputes between the Parties in connection with or arising out of this Agreement shall first be discussed in good faith between the Parties in order to try to find an amicable solution.
13.7.1.    If no solution can be found to settle the dispute, then such dispute shall be finally settled by arbitration in accordance with the default rules and procedures of American Arbitration Association sitting in ______ and conducted in English.
13.7.2.    Within 30 days of notice that a Party wants to submit a dispute to arbitration, the Parties shall each select one independent arbitrator and will attempt to mutually agree upon a third independent arbitrator. Each arbitrator will have expertise in the ______ industry and will not be an employee, affiliate or contractor for either Party.
13.7.3.    If the Parties are unable to agree on the third arbitrator within fifteen (15) days, the two arbitrators shall select the third arbitrator within thirty (30) days.
13.7.4.    If the amount in dispute is less than one million US dollars (US$1,000,000), then the Parties shall agree upon a single arbitrator meeting the above conditions within thirty (30) days of the notice of arbitration or such arbitrator shall be chosen by AAA if the Parties cannot agree.
13.7.5.    The arbitrators shall determine what discovery will be permitted consistent with the goal of limiting the costs and time for such a proceeding. The Parties and arbitrators shall use all reasonable efforts to complete any arbitration subject to this Section within six (6) months from the selection of arbitrators.

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13.7.6.    The Parties agree that any award of damages shall not include punitive, special, consequential, or indirect damages except as specifically allowed in this Agreement and shall comply with the limitation of liability provisions set forth herein.
13.7.7.    The arbitrators’ decision shall be in a detailed writing setting forth the reasons for their decision and shall be provided concurrently to each Party.
13.7.8.    The arbitration award shall be final and binding on the Parties.
13.7.9.    Unless otherwise agreed to by the Parties, each Party shall pay one-half of the arbitration fees and expenses and shall bear all of its own expenses in connection with the arbitration.
13.7.10.    Notwithstanding any of the foregoing, either Party shall have the right to seek, at its own cost and expenses, preliminary and temporary injunctive relief pending resolution of the dispute via arbitration.
13.7.11.    The Parties expressly disclaim the application of the United Nations Convention on the International Sale of Goods to this Agreement.

13.8	Independent Contractors
The relationship of the Parties is that of independent contractors. Neither Party shall be deemed to be an agent, partner, joint venturer or legal representative of the other for any purpose as a result of this Agreement or the transactions contemplated thereby. Personnel supplied by either Party are not the other Party's employees or agents and such supplying Party assumes responsibility for their acts or omissions, The supplying Party shall be solely responsible for the payment of compensation of such Party's employees or agents assigned to perform services hereunder and such employees or agents shall be informed that they are not entitled to any employee benefits of the other Party. Neither Party shall be responsible for paying worker's compensation, disability benefits, and unemployment insurance or for withholding and paying employment taxes for any employee or agent of the other Party.

13.9	Compliance with Laws
Each Party shall comply with all applicable laws, including, but not limited to, government regulatory requirements and the export control laws of the United States.

13.10	Notices
13.10.1.    Unless otherwise agreed to by the Parties, the communications required or permitted to be given or made under this Agreement shall be made in writing, via personal delivery, registered mail, facsimile transmission (with written confirmation copy by registered first-class mail), addressed to the appropriate Party at the address indicated below and a copy to the receiving Party’s legal department.
13.10.2.    All communications made pursuant to this section shall be deemed made or given on the date of such personal delivery, mailing or transmission.
13.10.3.    If to Customer:
First Solar, Inc.

(For overnight courier):
First Solar, Inc.
28101 Cedar Park Blvd.
Perrysburg, OH 43551
Attn: [***]
Facsimile: 1 [***]

(For U.S. mail):
First Solar, Inc.
P.O. Box 730
Toledo, OH 43697-0730

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13.10.4.    With a copy to:
First Solar, Inc.
Attention: General Counsel
350 West Washington Street, Suite 600
Tempe, AZ 85281
Facsimile: 1 [***]

13.10.5.    If to IMI:
Intermolecular Inc.
3011 North First St.
San Jose
CA 95134

13.10.6.    With a copy to:
Intermolecular Inc.
Attention: General Counsel
3011 North First St.
San Jose
CA 95134

13.10.7.    The Parties may change the name and address to which communications should be sent under this section by providing prior written notice to the other Party.

13.11	Captions
The captions to the several sections hereof are not part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation. As used in this Agreement, the word "including" means "including without limitation”.

13.12	Counterparts
This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

13.13	Signatures by Electronic Mail or Facsimile
The delivery by electronic mail or facsimile of the signatures of the Parties shall be deemed valid and binding as if they were originally made.

13.14	Copies
A scanned or photocopied version of this Agreement shall be deemed to be an original and shall have the full force and effect of an original document.

13.15	Non-waiver
The failure of either Party at any instance to require performance of any provision hereof by the other Party shall not be deemed a waiver and thereafter shall not deprive that Party of its full right to require such performance of that provision at another instance. Any waiver must be in writing executed by the waiving Party.

13.16	Severability
If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, void or unenforceable, the remainder of the terms, provisions, covenants or conditions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision or with said provision being modified and narrowly tailored to achieve the original intent of the Parties.

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13.17	Publicity; Disclosure of Agreement
13.17.1.

13.18	Force Majeure
Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations then owing) on account of failure of performance by the defaulting Party if the failure is occasioned by war, strike, fire, act of God, earthquake, flood, lockout, embargo, act of terrorism, governmental acts or orders, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing Party and such Party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

13.19	Third Party Beneficiaries
Except as expressly provided in this Agreement, there are no third party beneficiaries expressly or impliedly intended under this Agreement.

13.20	Integration
This Agreement, together with all Exhibits hereto, constitutes the entire agreement and understanding of the Parties relating to the subject matter hereof and supersedes all prior negotiations and understandings between the Parties, both oral and written, regarding such subject matter.

13.21	Representation by Legal Counsel
Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party that drafted such terms and provisions.

14.	INSURANCE.
During the term of this Agreement, IMI represents, warrants, and covenants that it has insurance in full force and effect, in the following types of amounts:

14.1
Statutory Workers’ Compensation Insurance covering all persons employed by IMI engaged in the CDP Project, including employers liability coverage, with minimum limits of at least one million dollars ($1,000,000) per accident and one million dollars ($1,000,000) per disease or whatever limit is required by law, whichever is higher.

14.2
Commercial General liability (CGL) coverage with minimum limits of at least two million dollars ($2,000,000) per occurrence, CGL for bodily injury, personal injury, property damage and products and completed operation liability.

14.3	Excess liability limits of two million dollars ($2,000,000) per occurrence, excess of underlying general liability and Workers’ compensation.

14.4	All policies listed herein 13.22(with the exception of those pertaining to employers liability coverage are required to be on a per occurrence policy limit.

14.5	All policies must be issued by an insurer with an A.M. Best rating of at least “A-.”

14.6
Within thirty (30) days of the Effective Date, IMI shall provide to Company a certificate of insurance for all insurance required in this subsection.  Each such certificate shall contain a provision for thirty (30) days’ advance notice of all policy changes, including without limitation, cancellation.  If a policy is changed or canceled, IMI shall deliver to Company renewal or replacement certificates within thirty (30) days prior to expiration or change of any such insurance. Any coverage provided under these policies to Company would be primary to any other coverage available to Company.  Notwithstanding, the failure to provide certificates in accordance with this Section shall not release IMI in any manner of any liability established under this Agreement.

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15.	COMPLIANCE WITH LAWS.
IMI shall comply with all laws, rules or ordinances of the United States and any applicable state or other governmental agency while performing under this Agreement.

15.1
Compliance with Securities Laws.  IMI agrees that certain of the information provided by Company to IMI hereunder may be “material, nonpublic information” for purposes of federal or state securities laws, the awareness of which prohibits IMI and its employees, contractors, representatives and agents from (i) buying or selling Company’s securities (stock, options, etc.) (i.e., “insider trading”) and (ii) passing information to anyone who may buy or sell Company’s securities (i.e., “tipping”), until after the information has been disclosed to the public and absorbed by the market.  Without limiting any of IMI’s other obligations under this Agreement, IMI will comply with all federal and state securities laws prohibiting insider trading and tipping, and shall immediately notify Company in the event of any insider trading or tipping by IMI or its employees, contractors, representatives or agents of which it becomes aware.

15.2
In accordance with the requirements of the Foreign Corrupt Practices Act of the United States (15 U.S.C. § 78dd-1 and 2) (“FCPA”), IMI agrees and warrants that it shall not make, offer, promise or authorize any payment, loan, gift, donation or other giving of money or things of value, directly or indirectly, whether through IMI, its affiliates, partners, officers, employees, agents or representatives, whether in cash or kind, and whether pursuant to a written agreement, to or for the use of any government official, any political party or official thereof or any candidate for political office, for the purpose of influencing or inducing any official act or decision in order to further the activities contemplated by this Agreement, including obtaining or retaining any government approval or funding related to such activities.  IMI acknowledges that in entering into this Agreement, Company has relied upon IMI’s representation and warranty that it will strictly comply with the FCPA, and IMI agrees that if it violates the FCPA in the course of performing the activities enumerated in this Agreement, Company may immediately upon notice to IMI terminate this Agreement.

15.3
EICC Compliance.  IMI hereby (a) acknowledges and understands that Company requires its suppliers and consultants to adopt the Electronic Industry Code of Conduct (the “EICC”), as promulgated by the Electronic Industry Citizenship Coalition, and (b) agrees to implement and ascribe to the EICC during the term of this Agreement.  The EICC may be viewed at .

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives:

“Customer”                        “IMI”

First Solar, Inc.                        Intermolecular, Inc.

Date:                            Date:

Name:                            Name:

(Print)                            (Print)

Title:                            Title:

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EXHIBIT 1.1
SEE ATTACHED

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Quote

Intemolecular, Inc. 3011 North 1st Street San Jose, CA 95134	Date: February 4, 2013 Quotation: 20130204001
To: First Solar Inc. 28101 Cedar Park Blvd., Perrysburg, OH 43551

Description:	Price	Quantity	Total
1. Equipment including [***]	[***]	[***]	[***]
2. HPC Site License Fees [***]	[***]	[***]	[***]
3. Informatics Software License Fees [***]	[***]	[***]	[***]
4. Warranty & Support Fees [***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 1.2
SEE ATTACHED

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 1.2
Software Description
Informatics Software
Informatics Software is a comprehensive Web‐based R&D information management system that serves as the backbone for integrating experimental process data, characterization results and analysis tools into unified R&D workflows. This system enables experimental design, planning, and tracking of experimental splits, the associated metrology, and e‐test data.
Following are the various modules of Informatics Software
Workflow manager (web & mobile app)
R&D Database
Data loader framework
Data search & export module
Analysis – Electrical Distribution, Spectra, Defect Distribution, Process Distribution, Sample Map, Image gallery
Collaboration forum
Administrator module to control user access privileges

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 1.3
SEE ATTACHED

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]
Specifications
and
Acceptance
for
First Solar

1 Introduction
1.1 Purpose
1.2 Scope
2 System Configuration and Specifications for acceptance
2.1 Configuration

1INTRODUCTION    3
1.1PURPOSE    3
1.2SCOPE    3
2SYSTEM CONFIGURATION AND SPECIFICATIONS FOR ACCEPTANCE TEST    4
2.1CONFIGURATION    4
3ACCEPTANCE PROCEDURE DESCRIPTION    5
3.1SAFETY    5
3.2WAFER HANDLING TEST    5
3.2.1.Source Inspection:    5
3.2.2.On Site Check:    6
3.3BASE PRESSURE VERIFICATION    6

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.4BAKE OUT VERIFICATION    6
4ACCEPTANCE CHECKLIST    6
5ACCEPTANCE SIGNATURES    8

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16. INTRODUCTION
16.1 Purpose
This document contains the configuration, specifications, and acceptance criteria for the Intermolecular [***]
16.2 Scope
This document covers the procedure for the start-up, source acceptance and on-site acceptance of the [***] with the following configurations:
[***] configured with [***]

17. SYSTEM CONFIGURATION AND SPECIFICATIONS FOR ACCEPTANCE TEST
17.1 Configuration

AP-30	Type	Quantity
[***]	[***]	1 Each
	[***]	1 Each
	[***]	1 Each
	[***]	1 Each
	[***]	1 Each
	[***]	1 Each
	[***]	1 Each
	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	Customer Supplied
[***]	[***]	Customer Supplied

18. ACCEPTANCE PROCEDURE DESCRIPTION

18.1	Safety

A.	Press the EMO buttons and verify that the system shuts down immediately.

B.	Test that the interlocks work appropriately:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Source test: all interlocks, except heater over-temperatures, are to be tested.
On-site test: the following selected safety-related interlocks are to be tested: EMO, and interlocks.

18.2	Wafer Handling Test
IMPORTANT This activity, and all following activities, should be performed only after wafer hand-offs to the chamber have been completed and vacuum integrity of the entire platform and chamber have been ensured by [***].

i.	Source Inspection:
IMPORTANT To minimize cross contamination between chambers, use different wafers for each chamber.

18.2.11.i.1.	Load 25 dummy wafers in a FOUP.

18.2.11.i.2.	Load the FOUP with 25 wafers onto the first Load Port.

18.2.11.i.2.1.	Click the ‘Map’ Button on the Platform Main UI, this will load and map the FOUP.

18.2.11.i.2.2.	Once mapped, a pop-up will appear on the screen; do not enter wafer names. Click ‘OK’.

18.2.11.i.3.	Execute a sequence without a recipe specified for each wafer such that one chamber is cycled; this sequence will be executed 4 times for each FOUP.

18.2.11.i.4.	The wafer will be removed from the chamber and transferred back to the FOUP.

18.2.11.i.5.	Repeat for each load port.

18.2.11.i.6.	F. Repeat for each chamber, after changing wafers.

ii.	On Site Check:
IMPORTANT To minimize cross contamination between chambers, use different wafers for each process chamber.

18.2.11.ii.1.	Load 25 dummy wafers in a FOUP.

18.2.11.ii.2.	Load the FOUP with 25 wafers onto the first Load Port.

18.2.11.ii.2.1.	Click the ‘Map’ Button on the Platform Main UI, this will load and map the FOUP.

18.2.11.ii.2.2.	Once mapped, a pop-up will appear on the screen; do not enter wafer names. Click ‘OK’.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18.2.11.ii.3.	Execute a sequence with the chamber specific mechanical recipe specified for each wafer such that one chamber is cycled; this sequence will be executed 2 times.

18.2.11.ii.4.	The wafer will then be removed from the chamber and transferred back to the FOUP.

18.2.11.ii.5.	Repeat for each load port.

18.2.11.ii.6.	Repeat for each process chamber, after changing wafers.

Chamber Type	Chamber Number

18.3	Base Pressure Verification
A.    Ensure the platform’s base pressure reaches [***].

18.4	Bake Out Verification

A.	Ensure the platform is under high vacuum, with the [***] on, and the [***] open.

B.	Ensure all bake out circuit breakers are turned off on the [***].

C.	Open the PDU door and turn on the circuit breaker for ‘M2 Heater’.

D.	Turn on the circuit breakers for the [***].

E.	Push the start button and verify a temperature increase from ambient.

F.	After bake out verification, press the stop button and turn off all circuit breakers on the [***].

G.	Allow to cool by placing fans around the platform (if available).

19.	ACCEPTANCE CHECKLIST

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.1 Safety	Requirement	Actual Value (if applicable)	Source Check	Actual Value (if applicable)	On-Site Check
Test the EMO switches	EMO safely shuts down the system	N/A		N/A
Interlock Testing	Verify all interlocks work as designed	N/A		N/A
4.2 Wafer Transfers	Requirement	Actual Value (if applicable)	Source Check	Actual Value (if applicable)	On-Site Check
Wafers cycled w/o tool faults	4 Cycles.	N/A		N/A	N/A
Wafers cycled w/o tool faults	2 Cycles	N/A	N/A	N/A
4.3 Base Pressure Verification	Requirement	Actual Value (if applicable)	Source Check	Actual Value (if applicable)	On-Site Check
Functional Check	[***]
4.4 Bake Out Verification	Requirement	Actual Value (if applicable)	Source Check	Actual Value (if applicable)	On-Site Check
Functional Check	Run bake out to verify a continuous temp rise	N/A		N/A

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

20.	ACCEPTANCE SIGNATURES
Source Acceptance Checklist Signatures
Checklist execution supervised by Intermolecular:

Name	Title	Signature	Date
Name	Title	Signature	Date
Checklist execution acknowledged by First Solar:

Name	Title	Signature	Date

On-Site Acceptance Checklist Signatures
Checklist execution supervised by Intermolecular:

Name	Title	Signature	Date
Name	Title	Signature	Date
Checklist execution acknowledged by First Solar:

Name	Title	Signature	Date

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]
Specifications
and
Acceptance
for
First Solar

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1INTRODUCTION    11
1.1PURPOSE    11
1.2SCOPE    11
2SYSTEM CONFIGURATION AND SPECIFICATIONS FOR ACCEPTANCE TEST    12
2.1CONFIGURATION    12
2.2[***]:    13
2.3[***]    13
2.4SITE-TO-SITE REPEATABILITY TI BKM PROCESS RECIPE    13
3ACCEPTANCE PROCEDURE DESCRIPTION    14
3.1SAFETY    14
3.2WAFER TRANSFER MODULE WAFER CYCLING    14
3.3NEW TARGET BURN-IN WITH NEW PROCESS KIT, (TO BE PERFORMED BEFORE PROCESS TESTS).    14
3.4[***]    16
4ACCEPTANCE CHECKLIST    17
5ACCEPTANCE SIGNATURES    18

1 Introduction

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.1 Purpose
This document contains the specifications and acceptance procedure for the Intermolecular [***].
1.2 Scope
This document covers the procedure for the source acceptance and on-site acceptance of the First Solar [***] system.
This document should only be executed after completing all facilitization and installation requirements.
This document assumes that the [***] has the following configurations:
Site-isolated deposition configuration
[***]
[***]
Pulsed DC Power Supplies
Facilities setup for gases per configuration section

2 System Configuration and Specifications for Acceptance Test

2.1	Configuration

[***]	Type	Quantity
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	3 Each
[***]	[***]	2 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each 1 Each 1 Each 1 Each
[***]	[***]	1 Each

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2	[***] Process Recipe:

Parameter	Value
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.3	Properties for [***] Process Recipe

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

2.4	Site-to-Site Repeatability [***] Process Recipe

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

3 Acceptance Procedure Description
3.1 Safety

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A. Press all the EMO buttons (one at a time) and verify that the system shuts down immediately.
B. Test that the interlocks work appropriately:
Source test: all interlocks are to be tested.
On-site test: selected safety-related interlocks are to be tested: EMO, facilities tiein (pump & abatement).

3.2	Wafer Transfer Module Wafer Cycling
IMPORTANT This activity should be performed only after wafer hand-offs to the chamber have been completed and vacuum integrity of the entire platform and chamber have been ensured by helium leak checking.
A. This section applies only to chambers supplied with Intermolecular front ends (systems). [***] acceptance document as referenced. (Procedure, Standard Acceptance, [***])

3.3	New Target Burn-In with New Process Kit, (to be performed before process tests).

20.1.1.	Ensure chamber pressure is [***] before performing the [***] target burn-in sequence as follow for each of the four cathodes.

Burn-in Condition	Time (min)	[***]	[***]
1 step	5	[***]	[***]
2 step	10	[***]	[***]
3 step	15	[***]	[***]
4 step	40	[***]	[***]
[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B. Film meets the specifications:
1) Yes: ready for process run.
2) No: another burn-in is needed.

3.4	[***] Deposition Process Repeatability

A.	For each gun, run [***] site-isolated depositions using the BKM recipe in the following locations.

[***]

4 Acceptance Checklist

4.1 Safety	Requirement	Actual Value (if applicable)	Source Check	Actual Value (if applicable)	On-Site Check
[***]	[***]	N/A		N/A
[***]	[***]	N/A		N/A
[***]	[***]	Actual Value (if applicable	Source Check	Actual Value (if applicable)	On-Site Check
[***]	[***]	N/A		N/A
[***]	[***]	Actual Value (if applicable	Source Check	Actual Value (if applicable)	On-Site Check
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	Actual Value (if applicable	Source Check	Actual Value (if applicable)	On-Site Check
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5 Acceptance Signatures

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Source Acceptance Checklist Signatures
Checklist execution supervised by Intermolecular:

Name	Title	Signature	Date
Name	Title	Signature	Date
Checklist execution acknowledged by First Solar:

Name	Title	Signature	Date

On-Site Acceptance Checklist Signatures
Checklist execution supervised by Intermolecular:

Name	Title	Signature	Date
Name	Title	Signature	Date
Checklist execution acknowledged by First Solar:

Name	Title	Signature	Date

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]
Specifications
and
Acceptance
for
First Solar

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1INTRODUCTION    21
1.1PURPOSE    21
1.2SCOPE    21
2SYSTEM CONFIGURATION AND SPECIFICATIONS FOR ACCEPTANCE TEST    22
2.1CONFIGURATION    22
2.2[***]    23
2.3[***]    23
3ACCEPTANCE PROCEDURE DESCRIPTION    24
3.1SAFETY    24
3.2WAFER TRANSFER MODULE WAFER CYCLING    24
3.3FACILITIES GAS SET POINTS    24
3.4CHAMBER CONDITIONING    25
3.5CHAMBER PROCESS QUALIFICATION    25
4ACCEPTANCE CHECKLIST    26
5ACCEPTANCE SIGNATURES    27

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1 Introduction
1.1 Purpose
This document contains the specifications and acceptance procedure for the Intermolecular [***]
1.2 Scope
This document covers the procedure for the source acceptance and on-site acceptance of the [***] with the following too configuration and hardware capabilities:
Gas box configuration with [***] specified at max flow rate (required for the remote plasma source)
Standard Pedestal
Standard full-wafer showerhead
Standard process kit
[***] (or equivalent) to be provided by customer
[***] (or equivalent) to be provided by customer
2 System Configuration and Specifications for Acceptance Test
2.1    Configuration

[***]	[***]	Quantity
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each
[***]	[***]	1 Each

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.2    [***]

Parameter	Value
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
2.3    [***]

Parameter	Nominal Values	Unit
[***]	[***]	[***]
[***]	[***]	[***]
* Data based on a [***] could vary.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3 Acceptance Procedure Description
3.1 Safety
A. Press the EMO button and verify that the system shuts down immediately.
B. Test that the interlocks work appropriately:
Source test: all interlocks, except heater over-temps, are to be tested.
On-site test: selected safety-related interlocks are to be tested: Gas box top panel, ½ atm switch, facilities tie-in (pump & abatement).
3.2    Wafer Transfer Module Wafer Cycling
IMPORTANT This This activity should be performed only after wafer hand-offs to the chamber have been completed and vacuum integrity of the entire platform and chamber have been ensured by helium leak checking.
A. This section applies only to chambers supplied with Intermolecular [***] front end. See the AP-30 acceptance document as referenced. (Procedure, Standard Acceptance, [***])
3.3    Facilities Gas Set Points
The following set points need to be ensured prior to the start of the acceptance test:

Gauge Name	Location	Description	Min Purity level	Recommended Set point	Acceptance Check (actual)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.4    Chamber Conditioning
A. Prior to chamber conditioning, verify operation of Remote Plasma Source (RPS).
Load one wafer into [***] chamber.
Raise pedestal to process position.
Set Ar to [***] and wait until chamber pressure stable.
Set the RPS power at [***].
Enable the RPS power and confirm through the RPS user interface that 500 Watts is delivered.
B. From the Recipe editor screen within the [***] chamber UI, OPEN the process recipe for the qualification. This recipe is intended to execute [***] process.
C. Confirm that the right valve sequence is chosen.
D. Load a FOUP with 5 conditioning wafers, preferably mechanical grade Silicon wafers.
E. From the [***] sequencer UI, ensure that a sequence with the process recipe is assigned to the five conditioning wafers.
F. While the recipe is executing, ensure from the UI that flows requested are attained on the respective MFC’s during each step.
3.5    Chamber Process Qualification
A. From the Recipe editor screen within the [***] chamber UI, OPEN the process recipe previously described earlier.
B. Obtain a FOUP of two [***] film deposited on [***] wafers. Ensure that the wafers have been pre-measured on a ResMap 4 point probe for Rs, using [***] exclusion.
NOTE One control wafer will not be processed in the [***].
C. Load the FOUP with 1 qualification wafers.
D. Execute a sequence with the desired process recipe, same as the one used in the chamber conditioning section.
E. Once the wafers have been processed, measure the Rs with the ResMap tool. Determine % ΔRs and its uniformity:
[***]
[***]
F. If the film properties do not meet the requirements, repeat the chamber conditioning and qualification sections.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4 Acceptance Checklist

4.1 Safety	Requirement	Actual Value (if applicable)	Source Check	Actual Value (if applicable)	On-Site Check
Test the gas box EMO switch	EMO safely shuts down the chamber.	N/A		N/A
Test interlock	Verify interlocks work as designed	N/A		N/A
4.2 Wafer Transfer Module Wafer Cycling	Requirement	Actual Value (if applicable	Source Check	Actual Value (if applicable)	On-Site Check
Wafers cycled w/o tool faults	See the mainframe acceptance document.	N/A		N/A
4.3 Facilities Gas Set Points	Requirement	Actual Value (if applicable	Source Check	Actual Value (if applicable)	On-Site Check
Confirm required set points	N/A	N/A		N/A
4.4 Chamber conditioning	Requirement	Actual Value (if applicable	Source Check	Actual Value (if applicable)	On-Site Check
Verify RPS function	RPS operates without error	N/A	N/A	N/A
Ran the conditioning recipe w/o faults on the chamber	Five wafers processed w/o tool faults	N/A	N/A	N/A
4.5 Chamber process qualification & repeatability	Requirement	Actual Value (if applicable	Source Check	Actual Value (if applicable)	On-Site Check
Recipe ran all steps successfully	Recipe will perform all steps w/o error on 3 wafers	N/A	N/A	N/A
Full wafer Qualification specification	[***]	N/A	N/A

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5 Acceptance Signatures
Source Acceptance Checklist Signatures
Checklist execution supervised by Intermolecular:

Name	Title	Signature	Date
Name	Title	Signature	Date
Checklist execution acknowledged by First Solar:

Name	Title	Signature	Date

On-Site Acceptance Checklist Signatures
Checklist execution supervised by Intermolecular:

Name	Title	Signature	Date
Name	Title	Signature	Date
Checklist execution acknowledged by First Solar:

Name	Title	Signature	Date

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 1.4

IMI Maintenance and Support Services

This Exhibit describes the maintenance and support services that IMI will provide with respect to the Workflow. IMI will provide maintenance and support services in accordance with Section 4.4.

(a)	IMI shall maintain the Equipment in accordance with the warranty set forth in the Agreement.

(b)	Services may also include scheduled preventative maintenance, as determined by IMI.

(c)
Maintenance will include replacement of parts deemed necessary by IMI. Customer shall inform IMI if any replaced parts may be contaminated with hazardous or toxic materials. All parts may be furnished on an exchange basis and will be new or equivalent to new. Replaced parts removed from the Equipment shall, at IMI’s sole option, become the property of IMI. All customer consumable items, including but not limited to wafers, vials, chemicals, are excluded from coverage hereunder.

(d)
Exclusions: Maintenance service is contingent upon the proper use of the Equipment , and does not cover Equipment that has been damaged, modified (unless approved in writing by IMI), or altered. IMI shall be under no obligation to furnish maintenance service if

i.	adjustment, repair or parts replacement is required because of operator-caused error or misuse of Equipment;

ii.	the Equipment is repaired or if attempts to repair or service the equipment are made by other than authorized IMI personnel, without the prior written approval of IM;

iii.
a non-conformity results from or after relocation of the Equipment without prior written approval of IMI, which shall not be unreasonably withheld, unless Customer can demonstrate by clear and convincing evidence that the relocation did not cause the non-conformity;

iv.
the Equipment is damaged through the use of hardware consumables that IMI has not previously recommended or approved, unless Customer can demonstrate by clear and convincing evidence that the use of such consumables did not cause the damage.

Maintenance service does not include damage resulting from acts of God, such as fire, flood, or earthquakes. All repairs required by such excluded damage will be subject to an additional charge to be agreed in advance in writing by IMI and Customer.

(e)	Customer shall provide full and free access to the Equipment as needed to perform any services to be provided hereunder, subject to Customer’s reasonable policies and procedures.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.